                                                                      Exhibit 21

Raytheon Company Organizational Chart

Raytheon Company
        Amber Engineering, Inc.                                                           100.000000% California
(P)           HRL Laboratories, LLC                                                        33.333333% Delaware
                   HRL Research Analytics, Inc.                                           100.000000% Delaware
              Thornwood Trust                                                             100.000000% Massachusetts
        Constellation Communications, Inc.                                                 31.900000% Delaware
        Data Logic, Inc.                                                                  100.000000% Delaware
        Electronica Nayarit, S.A.                                                         100.000000% Mexico
(P)     ERAPSCO                                                                            50.000000% Delaware
        ESY Export Company, Inc.                                                          100.000000% Delaware
        E-Systems Technologies Holding, Inc.                                              100.000000% Delaware
              E-Systems Technologies International, Inc.                                  100.000000% Virgin Islands
        EverythingAircraft LLC                                                            100.000000% Delaware
(I,P)   H & R Company                                                                      100.00000% Delaware
(P)     HE Microwave LLC                                                                   50.000000% Delaware
        Holwood Realty Company                                                            100.000000% Delaware
(I)     Hughes Airport Development Corporation Sdn Bhd                                    100.000000% Malaysia
(I)     Hughes Asia Pacific Hong Kong Limited                                               0.100000% Hong Kong
(I)     Hughes Europe N.V.                                                                 99.900000% Belgium
(I)     Hughes Training Italia Srl                                                        100.000000% Italy
(JV)    Indra ATM S.L.                                                                     49.000000% Spain
        International Electronics Systems, Inc.                                           100.000000% California
(JV)          HKV                                                                          50.000000% Delaware
        Marshall Insurance Group, Ltd.                                                    100.000000% Bermuda
        Patriot Overseas Support Company                                                  100.000000% Delaware
(JV)    RAYCOM, INC.                                                                       51.000000% Korea
        Raytag Limited                                                                    100.000000% Delaware
              TAG Halbleiter GmbH                                                         100.000000% Germany
        Raytheon Advanced Systems Company                                                 100.000000% Delaware
        Raytheon Air Control Company                                                      100.000000% Delaware
        Raytheon Aircraft Holdings, Inc.                                                  100.000000% Delaware
              Raytheon Aircraft Charter & Management, Inc.                                100.000000% Kansas
              Raytheon Aircraft Company                                                   100.000000% Kansas
                    Arkansas Aerospace, Inc.                                              100.000000% Arkansas
                    Raytheon Aircraft (Bermuda) Ltd.                                      100.000000% Bermuda
                    Raytheon Aircraft Parts Inventory & Distribution Company              100.000000% Kansas
                    Raytheon Aircraft Quality Support Company                             100.000000% Kansas
              Raytheon Aircraft Credit Corporation                                        100.000000% Kansas
                    Beech Aircraft Leasing, Inc.                                          100.000000% Kansas
                    Beech Airliner Lease Corporation                                      100.000000% Kansas
                    Beechcraft BB-209 Leasing, Inc.                                       100.000000% Kansas
                    Beechcraft Lease Corporation                                          100.000000% Kansas
                    Beechcraft Lease Special Purpose Company                              100.000000% Kansas
                    Beechcraft UC-131 Leasing, Inc.                                       100.000000% Kansas
                    Beechcraft UC-134 Leasing, Inc.                                       100.000000% Kansas
                    Beechcraft UC-163 Leasing, Inc.                                       100.000000% Kansas
                    Beechcraft UC-58 Leasing, Inc.                                        100.000000% Kansas
                    Beechcraft UC-74 Leasing, Inc.                                        100.000000% Kansas
                    Beechcraft UE-106 Leasing, Inc.                                       100.000000% Kansas
                    Beechcraft UE-305 Leasing, Inc.                                       100.000000% Kansas
                    Beechcraft UE-307 Leasing, Inc.                                       100.000000% Kansas
                    Beechcraft UE-308 Leasing, Inc.                                       100.000000% Kansas
                    Beechcraft UE-311 Leasing, Inc.                                       100.000000% Kansas
                    Beechcraft UE-322 Leasing, Inc.                                       100.000000% Kansas
                    Beechcraft UE-331 Leasing, Inc.                                       100.000000% Kansas
                    Beechcraft UE-348 Leasing, Inc.                                       100.000000% Kansas

Raytheon Company Organizational Chart

                    Beechcraft UE-349 Leasing, Inc.                                       100.000000% Kansas
                    Beechcraft UE-50 Leasing, Inc.                                        100.000000% Kansas
                    Beechcraft UE-54 Leasing, Inc.                                        100.000000% Kansas
                    Franco-American Lease Corporation                                     100.000000% Kansas
                    Franco-Kansas Lease Corporation                                       100.000000% Kansas
                    Great Lakes Aviation, Ltd.                                             46.225253% Iowa
                    International Lease Corporation                                       100.000000% Kansas
                    Kansas Beechcraft Leasing, Inc.                                       100.000000% Kansas
                    Raytheon Aircraft Credit Lease Corporation                            100.000000% Kansas
                    Raytheon Aircraft Credit Special Purpose Company                      100.000000% Kansas
                    Raytheon Aircraft Lease Corporation                                   100.000000% Kansas
                    Raytheon Aircraft Lease Special Purpose Company                       100.000000% Kansas
                    Raytheon Aircraft Leasing, Inc.                                       100.000000% Kansas
                    Raytheon Aircraft Receivables Corporation                             100.000000% Kansas
                    Raytheon Aircraft Special Purpose Company                             100.000000% Kansas
                    Raytheon Airline Aviation Services LLC                                100.000000% Kansas
                    Raytheon Airliner Lease Corporation                                   100.000000% Kansas
                    Raytheon-Kansas Lease Corporation                                     100.000000% Kansas
                    UE-311 Leasing Corporation                                            100.000000% Kansas
              Raytheon Aircraft Regional Offices, Inc.                                    100.000000% Kansas
              Raytheon Aircraft Services, Inc.                                            100.000000% Kansas
              Raytheon Philippines, Inc.                                                   99.980000% Republic of the
                                                                                                      Philippines
              Raytheon Travel Air Company                                                 100.000000% Kansas
                    Flight Options, LLC                                                    49.900000% Delaware
              Travel Air Insurance Company Ltd.                                           100.000000% Kansas
                    Travel Air Insurance Company (Kansas)                                 100.000000% Kansas
        Raytheon Aircraft Systems International                                           100.000000% California
(I)           Hughes Europe N.V.                                                            0.100000% Belgium
              Raytheon Systems Holding Company LLC                                         35.000000% Delaware
(JV)               Thales-Raytheon Systems Company Limited                                 50.000000% Ireland
                       Thales-Raytheon Systems Company LLC                                 99.000000% Delaware
                              ACCSCO S.A.                                                  27.000000% Belgium
                              Advanced Electronics Systems International L.P.              99.000000% Delaware
(JV)                          Air Command Systems International S.A.S.                     50.000000% France
                              Command and Control Systems Company LLC                     100.000000% Delaware
                                  Advanced Electronics Systems International L.P.           1.000000% Delaware
                                  Command and Control Systems International L.P.            1.000000% Delaware
                                  Raytheon Aircraft Systems International L.P.              1.000000% Delaware
                                  Thales Raytheon Systems Arabia L.P.                       1.000000% Delaware
                              Command and Control Systems International L.P.               99.000000% Delaware
                              Raytheon Aircraft Systems International L.P.                 99.000000% Delaware
                              Raytheon Mideast Systems Company LLC                        100.000000% Delaware
                                  First Communications Company                             49.000000% Saudi Arabia
                              Thales Raytheon Systems Arabia L.P.                          99.000000% Delaware
                       Thales-Raytheon Systems Company SAS                                 99.000000% France
(JV)                          Air Command Systems International S.A.S.                     50.000000% France
                   Thales-Raytheon Systems Company LLC                                      1.000000% Delaware
                       ACCSCO S.A.                                                         27.000000% Belgium
                       Advanced Electronics Systems International L.P.                     99.000000% Delaware
                               Air Command Systems International S.A.S.                    50.000000% France
                       Command and Control Systems Company LLC                            100.000000% Delaware
                              Advanced Electronics Systems International L.P.               1.000000% Delaware
                              Command and Control Systems International L.P.                1.000000% Delaware
                              Raytheon Aircraft Systems International L.P.                  1.000000% Delaware
                              Thales Raytheon Systems Arabia L.P.                           1.000000% Delaware

Raytheon Company Organizational Chart

                       Command and Control Systems International L.P.                      99.000000% Delaware
                       Raytheon Aircraft Systems International L.P.                        99.000000% Delaware
                       Raytheon Mideast Systems Company LLC                               100.000000% Delaware
                              First Communications Company                                 49.000000% Saudi Arabia
                       Thales Raytheon Systems Arabia L.P.                                 99.000000% Delaware
        Raytheon Appliances Asia, Inc.                                                    100.000000% Delaware
        Raytheon Australia International PTY Limited                                        0.001667% Australia
       Raytheon Australia Pty Ltd.                                                        100.000000% Australia
              Aerospace Group Pty Ltd.                                                    100.000000% Australia
                    Aerospace Technical Services Pty Ltd.                                 100.000000% Australia
        Raytheon Brasil Sistemas De Integracao Ltda                                        99.999081% Brazil
        Raytheon Canada Ltd.                                                              100.000000% Canada
              Advanced Toll Management Corp.                                              100.000000% Canada
        Raytheon Charitable Foundation                                                    100.000000% Massachusetts
        Raytheon Commercial Ventures, Inc.                                                100.000000% Delaware
        Raytheon Corporate Operations, Washington Inc.                                    100.000000% Delaware
        Raytheon Credit Company                                                           100.000000% Delaware
        Raytheon Deutschland GmbH                                                         100.000000% Germany
              Raytheon Marine G.m.b.H.                                                    100.000000% Germany
                    Anschutz Japan Co. Ltd.                                                80.000000% Japan
        Raytheon ESSM Co.                                                                 100.000000% California
        Raytheon Engineering and Maintenance Company                                      100.000000% Delaware
(I, P)        Raytheon Saudi Arabia Limited                                                35.000000% Saudi Arabia
        Raytheon Engineers & Constructors International, Inc.                             100.000000% Delaware
              RE&C Receivables Corporation                                                100.000000% Delaware
        Raytheon Espana Limited                                                           100.000000% Delaware
        Raytheon Espana, S.A.                                                              99.999836% Spain
        Raytheon Europe International Company                                             100.000000% Delaware
        Raytheon Europe Management Services Ltd.                                          100.000000% Delaware
        Raytheon European Management Co., Inc.                                            100.000000% Delaware
        Raytheon European Management and Systems Company                                  100.000000% Delaware
        Raytheon Exchange Holdings II, Inc.                                               100.000000% Delaware
(P)           Exostar LLC                                                                   5.503000% Delaware
        Raytheon Exchange Holdings III, Inc.                                              100.000000% Delaware
(P)           Exostar LLC                                                                   5.503000% Delaware
        Raytheon Exchange Holdings IV, Inc.                                               100.000000% Delaware
(P)           Exostar LLC                                                                   5.503000% Delaware
        Raytheon Exchange Holdings V, Inc.                                                100.000000% Delaware
(P)           Exostar LLC                                                                   5.503000% Delaware
        Raytheon Exchange Holdings, Inc.                                                  100.000000% Delaware
(P)           Exostar Corporation                                                          25.000000% Delaware
(P)                 Exostar LLC                                                            11.800000% Delaware
        Raytheon Gulf Systems Company                                                     100.000000% Delaware
        Raytheon Hanford, Inc.                                                            100.000000% Delaware
        Raytheon Holding LLC                                                              100.000000% Delaware
        Raytheon International Liaison Company                                            100.000000% Delaware
              Raytheon Limited                                                              0.000010% England
                    Raytheon Flight Training Limited                                      100.000000% England
                          Groom Aviation Limited                                          100.000000% England
                    Raytheon Microelectronics Europa Limited                              100.000000% United Kingdom
                    Raytheon Microelectronics Limited                                     100.000000% United Kingdom
(I)           Hughes Asia Pacific Hong Kong Limited                                        99.900000% Hong Kong MARCOS
              Vermogensverwaltung GmbH                                                    100.000000% Germany
                    Raytheon Training International GmbH                                  100.000000% Germany
              Raytheon Australia International PTY Limited                                 99.998333% Australia
(I, JV)       The Gulf Industrial Technology Company (KSC)                                 49.000000% Kuwait

Raytheon Company Organizational Chart

        Raytheon International Support Company                                            100.000000% Delaware
        Raytheon International Trade Ltd.                                                 100.000000% Virgin Islands
        Raytheon International, Inc.                                                      100.000000% Delaware
              Raytheon Do Brasil Ltda.                                                     99.980000% Sao Paolo
              Raytheon International Korea, Inc.                                          100.000000% Korea
        Raytheon International, Mid-East Limited                                          100.000000% Delaware
(JV)          Hughes Arabia Limited                                                        49.000000% Saudi Arabia
        Raytheon Investment Company                                                       100.000000% Delaware
        Raytheon Italy Liaison Company                                                    100.000000% Delaware
        Raytheon Jordan Company                                                           100.000000% Delaware
        Raytheon Korean Support Company                                                   100.000000% Delaware
(JV)    Raytheon Kuwait Enterprises General Trading & Contracting Co. W.L.L.               49.000000% Kuwait
        Raytheon Logistics Support & Training Company                                     100.000000% Delaware
        Raytheon Logistics Support Company                                                100.000000% Delaware
        Raytheon Marine Sales and Service Company                                         100.000000% Delaware
        Raytheon Mediterranean Systems Company                                            100.000000% Delaware
        Raytheon Middle East Systems Company                                              100.000000% Delaware
        Raytheon Nadge Corporation                                                        100.000000% Delaware
        Raytheon Overseas Limited                                                         100.000000% Delaware
        Raytheon Pacific Company                                                          100.000000% Delaware
        Raytheon Patriot Support Company                                                  100.000000% Delaware
        Raytheon Peninsula Systems Company                                                100.000000% Delaware
        Raytheon Procurement Company, Inc.                                                100.000000% Delaware
(JV)          Comlog GmbH                                                                  50.000000% Germany
(JV)          Systems For Defense Company                                                  50.000000% Delaware
       Raytheon Professional Services LLC                                                 100.000000% Delaware
              Shanghai Raytheon Professional Services Consulting Company Ltd.             100.000000% People's Republic of
                                                                                                      China
        Raytheon Radar Ltd.                                                               100.000000% Delaware
        Raytheon Receivables, Inc.                                                        100.000000% Delaware
        Raytheon STI Company                                                              100.000000% Delaware
        Raytheon Seismic Company                                                          100.000000% Delaware
        Raytheon Simulation International, Inc.                                           100.000000% California
        Raytheon Southeast Asia Systems Company                                           100.000000% Delaware
        Raytheon Spanish Support Company                                                  100.000000% Delaware
        Raytheon Systems Company LLC                                                      100.000000% Delaware
        Raytheon Systems Development Company                                              100.000000% Delaware
        Raytheon Systems France S.A.R.L.                                                   99.500000% France
        Raytheon Systems Holding Company LLC                                               65.000000% Delaware
              Thales-Raytheon Systems Company Limited                                      50.000000% Ireland
                   Thales-Raytheon Systems Company LLC                                     99.000000% Delaware
(A)                      ACCSCO S.A.                                                       27.000000% Belgium
                         Advanced Electronics Systems International L.P.                   99.000000% Delaware
                         Air Command Systems International S.A.S.                          50.000000% France
                         Command and Control Systems Company LLC                          100.000000% Delaware
                                Advanced Electronics Systems International L.P.             1.000000% Delaware
                                Command and Control Systems International L.P.              1.000000% Delaware
                                Raytheon Aircraft Systems International L.P.                1.000000% Delaware
                                Thales Raytheon Systems Arabia L.P.                         1.000000% Delaware
                         Command and Control Systems International L.P.                    99.000000% Delaware
                         Raytheon Aircraft Systems International L.P.                      99.000000% Delaware
                         Raytheon Mideast Systems Company LLC                             100.000000% Delaware
                                First Communications Company                               49.000000% Saudi Arabia
                         Thales Raytheon Systems Arabia L.P.                               99.000000% Delaware
                   Thales-Raytheon Systems Company SAS                                     99.000000% France
(JV)                     Air Command Systems International S.A.S.                          50.000000% France

Raytheon Company Organizational Chart

              Thales-Raytheon Systems Company LLC                                           1.000000% Delaware
(A)                ACCSCO S.A.                                                             27.000000% Belgium
                   Advanced Electronics Systems International L.P.                         99.000000% Delaware
                   Air Command Systems International S.A.S.                                50.000000% France
                   Command and Control Systems Company LLC                                100.000000% Delaware
                         Advanced Electronics Systems International L.P.                    1.000000% Delaware
                         Command and Control Systems International L.P.                     1.000000% Delaware
                         Raytheon Aircraft Systems International L.P.                       1.000000% Delaware
                         Thales Raytheon Systems Arabia L.P.                                1.000000% Delaware
                   Command and Control Systems International L.P.                          99.000000% Delaware
                   Raytheon Aircraft Systems International L.P.                            99.000000% Delaware
                   Raytheon Mideast Systems Company LLC                                   100.000000% Delaware
                         First Communications Company                                      49.000000% Saudi Arabia
                   Thales Raytheon Systems Arabia L.P.                                     99.000000% Delaware
        Raytheon Systems International Company                                            100.000000% Delaware
              Raytheon Brasil Sistemas De Integracao Ltda                                   0.000027% Brazil
        Raytheon Systems Israel Company                                                   100.000000% Delaware
        Raytheon Systems Management International                                         100.000000% California
        Raytheon Systems Support Company                                                  100.000000% Delaware
        Raytheon Technical Services Company LLC                                           100.000000% Delaware
(JV)          EUREST Raytheon Support Services                                             50.000000% Kazakhstan
              Range Systems Engineering Company                                           100.000000% Delaware
              Range Systems Engineering Support Company                                   100.000000% Delaware
(I)           Raytheon Canada Services Company Ltd.                                       100.000000% Canada
              Raytheon Services Company Puerto Rico                                       100.000000% Delaware
              Raytheon Technical Services Guam, Inc.                                       99.700000% Guam
              Raytheon Technical Services International Company                           100.000000% Delaware
                   Raytheon Technical Services Ukraine                                      1.000000% Ukraine
              Raytheon Technical Services Ukraine                                          99.000000% Ukraine
        Raytheon Technical and Administration Services Ltd.                               100.000000% Delaware
        Raytheon Technologies Incorporated                                                100.000000% California
        Raytheon United Kingdom Limited                                                   100.000000% England
              Computer Systems & Programming Limited                                      100.000000% England
              Data Logic Altergo, Ltd.                                                    100.000000% England
              Data Logic Limited                                                          100.000000% England
              Data Logic Properties Limited                                               100.000000% England
              Hallams (Electrical Contractors) Limited                                    100.000000% England
              Penmar & Company Ltd.                                                       100.000000% England
              Raycab (North) Limited                                                      100.000000% England
              Raycab (South) Limited                                                      100.000000% England
              Raytheon Marine Europe Limited                                              100.000000% England
              Raytheon Systems Ltd.                                                       100.000000% England
                   Raytheon Limited                                                        99.000000% England
                         Raytheon Flight Training Limited                                 100.000000% England
                              Groom Aviation Limited                                      100.000000% England
                         Raytheon Microelectronics Europa Limited                         100.000000% United Kingdom
                         Raytheon Microelectronics Limited                                100.000000% United Kingdom
                    Raytheon Aircraft Services Ltd.                                       100.000000% England
                    Raytheon Computer Products Europe Limited                              99.000000% England
                    Raytheon E-Systems Limited                                            100.000000% England
                    Raytheon Microelectronics Espana, S.A.                                 99.999496% Spain
                    Raytheon TI Systems, Ltd.                                             100.000000% England
              Raytheon-Tag Components Limited                                             100.000000% England
              Square One Computer Services Limited                                        100.000000% England
        Seismograph Service Corporation                                                   100.000000% Delaware
(I)           Seismograph Service France                                                  100.000000% France

Raytheon Company Organizational Chart

       SilentRunner, Inc.                                                                 100.000000% Delaware
       Space Imaging, Inc.                                                                 30.600000% Delaware
        Subsidiary X Company                                                              100.000000% Delaware
        Switchcraft de Mexico S.A. de C.V.                                                100.000000% Mexico
(I)     Thoray Electronics Corporation                                                     50.000000% Delaware
(I)     Translant, Inc.                                                                    50.000000% Texas
        Tube Holding Company, Inc.                                                        100.000000% Connecticut
(JV)    Valeo Raytheon Systems, Inc.                                                       56.521300% Delaware
        Xyplex Foreign Sales Corporation, Inc.                                            100.000000% Virgin Islands
----------------------------------------------------------------------------------------------------------------------------

A = Affiliate                         P = Partnership
I = Inactive, status unknown          X = Pending formation
JV = Joint Venture